NORTHSTAR REAL ESTATE CAPITAL INCOME FUND

Supplement No. 1 dated May 23, 2017 to the

Prospectus dated March 27, 2017

This Supplement No. 1 (this “Supplement”) contains information which amends, supplements or modifies certain information contained in the Prospectus of NorthStar Real Estate Capital Income Fund (the "Trust"), dated March 27, 2017, as supplemented and amended (as so supplemented and amended, the "Prospectus"). Capitalized terms used in this Supplement shall have the meanings ascribed to them in the Prospectus unless the context otherwise requires. The Purpose of this Supplement is to disclose:

•	The status of the Trust's initial public offering;
•	The appointment of a new Trustee; and
•	A clarification to the Trust and the Master Fund Advisory Agreements.

You should carefully consider the “Risk Factors” beginning on page 60 of the Prospectus before you decide to invest in the Trust’s common shares.

Status of Our Continuous Public Offering

As of May 7, 2017, the Investment Committee of Colony NorthStar, Inc. agreed to make a $20,000,000 investment in the Trust at a future date at the request of the Trust.

Management of the Trust and the Master Fund

This Supplement supplements and amends the section of the Prospectus entitled “Management of the Trust and the Master Fund—General” on page 116 by replacing the second sentence of the first paragraph in its entirety with the following:

The Board consists of five members, three of whom are considered Independent Trustees.

This Supplement supplements and amends the section of the Prospectus entitled “Management of the Trust and the Master Fund—Board of Trustees and Executive Officers—Trustees” on page 118 by adding the following entry for Brett S. Klein to the “Interested Trustee” portion of the table:

Name (Age)	Position Held	Trustee Since	Principal Occupation Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Trusteeships Held By Trustees During Past 5 Years
Interested Trustee
Brett S. Klein (39)	Trustee and Chief Operating Officer	2017	Managing Director of Colony NorthStar; Trustee and COO of the Trust, the Master Fund and the Feeder Fund; COO of Corporate Master Fund, Corporate Fund and Corporate Fund-T; COO of NorthStar/RXR; COO of NorthStar/Townsend; Managing Director of NorthStar Asset Management Group, Ltd and NorthStar Realty (2013 – 2017).	4	Trustee of the Master Fund and its Feeder Funds. Director of the REIT Subsidiary

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This Supplement supplements and amends the section of the Prospectus entitled “Management of the Trust and the Master Fund—Board of Trustees and Executive Officers—Trustee Qualifications—Interested Trustees” on page 120 by adding the following entry for Brett S. Klein:

Brett S. Klein. Mr. Klein has served as a Trustee of the Trust, the Master Fund and its three feeder funds since May 10, 2017 and Chief Operating Officer since inception. He is also a Director of the REIT Subsidiary since February 2017. In addition, Mr. Klein has served as Chief Operating Officer of Corporate Master Fund and its two feeder funds since inception. He has served as a Director of the REIT Subsidiary since February 2017. Mr. Klein has also served as the Chief Operating Officer of NorthStar/RXR, a position he has held since June 2014. He also currently serves as a Managing Director of Colony NorthStar, the parent company of the Advisor, a position he has held since January 2017, and heads its Alternative Products Group. Mr. Klein’s responsibilities include oversight of the operational elements of Colony NorthStar’s retail-focused REITs and alternative retail products as well as coordination of sponsor-related activities of Colony NorthStar’s broker-dealer, NorthStar Securities. Mr. Klein continues to be involved with the investment and portfolio management and servicing businesses and works closely with the accounting and legal departments in connection with the operation of the Managed Companies. Mr. Klein also served as a Managing Director at NorthStar Asset Management Group, Ltd., and headed the Alternative Products Group from June 2014 to January 2017. Mr. Klein previously served as a Managing Director of NorthStar Realty and Head of its Structured and Alternative Products Group between January 2011 and June 2014. In addition, from 2004 to 2011, Mr. Klein held similar roles at NorthStar Realty and was responsible for capital markets execution of NorthStar Realty and its retail-focused REIT businesses, including credit facility sourcing/structuring and securitization as well as investments and portfolio management. Mr. Klein joined NorthStar Realty in October 2004, prior to its initial public offering. From August 2004 to October 2004, Mr. Klein was an analyst at NorthStar Capital Investment Corp., a predecessor company of NorthStar Realty. From 2000 to 2004, Mr. Klein worked in the CMBS group at Fitch Ratings, Inc., as Associate Director, where he focused on commercial real estate related securitization transactions. Mr. Klein holds a Bachelor of Science in Finance, Investment and Banking in addition to Risk Management and Insurance from the University of Wisconsin in Madison, Wisconsin.

The Board believes that Mr. Klein’s extensive commercial real estate and capital markets expertise through various market cycles and changing market conditions, combined with his leadership position of the Trust’s sponsor’s retail platform, as well as his experience as the Trust’s Chief Operating Officer, support his appointment to the Trust’s board of trustees.

This Supplement supplements and amends the section of the Prospectus entitled “Management of the Trust and the Master Fund—Trustee Independence" on page 123 by replacing the second paragraph in its entirety with the following:

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The Board has determined that each of the trustees is independent and has no relationship with the Trust or the Master Fund, except as a trustee and shareholder, with the exception of Daniel R. Gilbert and Brett S. Klein, as a result of their relationship with Colony NorthStar and the Advisor.

This Supplement supplements and amends the section of the Prospectus entitled “Management of the Trust and the Master Fund—Trustee Beneficial Ownership of Shares" on page 125 by adding the following entry for Brett S. Klein to the “Interested Trustee” portion of the table:

Name of Trustee	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Brett S. Klein*	None

* Mr. Klein joined the Board, effective May 10, 2017.

Trust and the Master Fund Advisory Agreements

This Supplement supplements and amends the section of the Prospectus entitled “Summary of Terms―Management and Incentive Fees" on page 7 by replacing the second paragraph in its entirety with the following:

The Management Fee is calculated and payable quarterly in arrears at an annual rate of 1.25% of the Master Fund’s average daily net assets during such period.

This Supplement supplements and amends the section of the Prospectus entitled “Summary of Fees and Expenses” on page 27 by replacing the second sentence of footnote (4) in its entirety with the following:

The Management Fee is calculated and payable quarterly in arrears at the annual rate of 1.25% of the Master Fund’s average daily net assets during such period.

This Supplement supplements and amends the section of the Prospectus entitled “Management and Incentive Fees―Management Fee” on page 133 by replacing the first sentence in its entirety with the following:

The Management Fee is calculated and payable quarterly in arrears at the annual rate of 1.25% of the Master Fund’s average daily net assets during such period.

This Supplement supplements and amends the section of the Prospectus entitled “Management and Incentive Fees―Incentive Fee” on page 135 by replacing footnote (2) in its entirety with the following:

(2)	Represents 1.25% annualized base management fee on average daily net assets. Examples assume assets are equal to adjusted capital.

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